UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026 (May 1, 2026)

Gray Media, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

001-13796	58-0285030
(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

404-504-9828
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock (no par value)	GTN.A	New York Stock Exchange
common stock (no par value)	GTN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 1, 2026, Gray Media, Inc. (the “Company”) completed its previously announced transactions with Allen Media Group, Inc. (“AMG”).

The Company had previously acquired all of the assets of WTVA (ABC/NBC) in Columbus-Tupelo, Mississippi, WTHI (CBS/FOX) in Terre Haute, Indiana, and WLFI (CBS) in West Lafayette, Indiana (collectively, the “Allen 3”) from AMG on March 27, 2026, for a purchase price of $56 million plus working capital adjustments, which was funded using the Company’s available cash on hand.

On May 1, 2026, the Company acquired the assets of WAAY (ABC) in Huntsville, Alabama, WSIL (ABC) in Paducah, Kentucky, Cape Girardeau, Missouri, and Harrisburg, Illinois, WEVV (CBS/FOX) in Evansville, Indiana, WFFT (FOX) in Ft. Wayne, Indiana, WCOV (FOX) and WIYE (IND) in Montgomery, Alabama, KADN (FOX) and KLAF (NBC) in Lafayette, Louisiana, and WREX (NBC) in Rockford, Illinois (collectively, together with the Allen 3, the “Allen Media Stations”) from AMG for a purchase price of $115 million plus working capital adjustments, which was funded using the Company’s available cash on hand.

In connection with the acquisition of the Allen Media Stations, the Company obtained from the Securities and Exchange Commission (the “SEC”), pursuant to its authority under Rule 3-13 under Regulation S-X, a waiver from the requirements of Rule 3-05 and Article 11 of Regulation S-X to provide certain financial statements of the Allen Media Stations and pro forma financial information relating to the acquisition. In lieu of such information, pursuant to the waiver, the SEC has permitted the substitution of an audited Statement of Assets Acquired and Liabilities Assumed. The Company will file such financial statements no later than 71 days from the date this Current Report on Form 8-K is required to be filed.

Item 7.01 Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release (the “Press Release”) announcing the closing of the transactions with AMG. The Press Release attached hereto as Exhibit 99.1 is incorporated into this Item 7.01 by reference.

The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The information contained in Item 2.01 above is hereby incorporated by reference.

(b)	Pro Forma Financial Information

The information contained in Item 2.01 above is hereby incorporated by reference.

(d)	Exhibits

99.1	Press Release issued by Gray Media, Inc. - on May 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Media, Inc.

May 7, 2026	By:	/s/ Jeffrey R. Gignac
		Name:	Jeffrey R. Gignac
		Title:	Executive Vice President and Chief Financial Officer